EXHIBIT 10.3
AMENDMENT NO. 2
Dated as of April 10, 2012
to
CREDIT AGREEMENT
Dated as of August 12, 2011
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of April 10, 2012 by and among Microchip Technology Incorporated, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of August 12, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    The definition of “Permitted Investments” appearing in Section 1.01 of the Credit Agreement is amended to restate clause (d) thereof in its entirety as follows:
“(d) fully collateralized repurchase agreements with a term of not more than ninety (90) days for securities (i) described in clause (a) above, or (ii) included in the investment policy described in clause (g) below and, in each case, entered into with a financial institution satisfying the criteria described in clause (c) above;”
(b)    Section 6.01(p) of the Credit Agreement is amended to delete the reference to “in clause (a)” appearing therein and replace such reference with a reference to “in any of clauses (a), (b) or (g)”.

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(c)    Section 6.02(p) of the Credit Agreement is amended to delete the reference to “permitted under Section 6.01(p)” appearing therein and replace such reference with a reference to “permitted under Section 6.01(p) (or any Indebtedness of the Borrower consisting of obligations described in Section 6.01(p))”.
(d)    Section 6.02(p) of the Credit Agreement is further amended to delete the reference to “in clause (a)” appearing therein and replace such reference with a reference to “in any of clauses (a), (b) or (g)”.
2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the conditions precedent that the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (b) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except, in each case, to the extent any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects as of such earlier date.
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED,
as the Borrower

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Vice President and Chief Operating Officer

JPMORGAN CHASE BANK, N.A. Individually as a Lender and as Administrative Agent

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Vice President

Name of Lender: National Bank of Arizona

By	/s/ L.J. Willis
Name:	L.J. Willis
Title:	Assistant Vice President

Name of Lender: MidFirst Bank

By:	/s/ James Wessel
Name:	James Wessel
Title:	VP

Name of Lender: Branch Banking and Trust Company

By:	/s/ Mark B. Grover
Name:	Mark B. Grover
Title:	Senior Vice President

Name of Lender: THE NORTHERN TRUST COMPANY

By:	/s/ John Lascody
Name:	John Lascody
Title:	Vice President

Name of Lender: Bankers Trust Company

By:	/s/ Patrick Joyce
Name:	Patrick Joyce
Title:	SVP - Commercial Lending Manager

Name of Lender: WELLS FARGO BANK, N.A.

By:	/s/ Brenda K. Robinson
Name:	Brenda K. Robinson
Title:	Vice President

Name of Lender: HSBC Bank USA, National Association

By:	/s/ Steven Larsen
Name:	Steven Larsen
Title:	Vice President

Name of Lender: U.S. Bank National Association

By:	/s/ Blake Malia
Name:	Blake Malia
Title:	Vice President

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

Name of Lender: MORGAN STANLEY BANK, N.A.

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Authorized Signatory

Name of Lender: Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Name of Lender: Bank of the West

By:	/s/ Joshua R. Shade
Name:	Joshua R. Shade
Title:	VP

Name of Lender: Compass Bank

By:	/s/ Nancy Zezza
Name:	Nancy Zezza
Title:	SVP

BOKF, NA d/b/a Bank of Arizona

By:	/s/ Christine A. Nowaczyk
Christine A. Nowaczyk
Senior Vice President

EXHIBIT A
Consent and Reaffirmation
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Microchip Technology Incorporated, a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of April 10, 2012 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: April 10, 2012
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

MICROCHIP TECHNOLOGY LLC
By: Microchip Technology Incorporated, its sole member

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Vice President and Chief Operating Officer

SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Secretary

SILICON STORAGE TECHNOLOGY LLC
By: Silicon Storage Technology, Inc., its sole member

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Secretary